SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):
April 28, 2004

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	1-9202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)		49345 (Zip Code)

Registrant's telephone number,
including area code: (616) 887-7366

Item 7.           Financial Statements and Exhibits.

(c)	Exhibits:

	99.1	Press Release dated April 28, 2004

Item 12.          Results of Operations and Financial Condition.

                    On April 28, 2004, ChoiceOne Financial Services, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. This Report and the Exhibit are furnished to, and not filed with, the Commission.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 28, 2004	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/Thomas Lampen
Thomas Lampen Its Treasurer

EXHIBIT INDEX

Exhibit No	Document

99.1	Press Release dated April 28, 2004